Exhibit 3.56

CERTIFICATE OF AMENDMENT

TO

CERTIFICATE OF INCORPORATION

OF

WORLD COLOR PRINTING (USA) CORP.

World Color Printing (USA) Corp., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify:

FIRST:  That the Board of Directors of said Corporation, by unanimous written consent, adopted a resolution proposing and declaring advisable the following amendment to the Certificate of Incorporation of said corporation:

BE IT RESOLVED, that the Certificate of Incorporation of the Corporation is hereby amended, effective May 6, 2011 at 12:01 AM CDT, by deleting Article 1 thereof and inserting in its place the following:

1.                                      The name of the Corporation is QG Printing Corp.

SECOND:    That in lieu of a meeting and vote of the sole stockholder, the sole stockholder has given written consent to said amendment in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware.

THIRD:    That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Section 242 of the General Corporation Law of the State of Delaware.

FOURTH:   This Certificate of Amendment shall become effective on May 6, 2011 at 12:01 AM CDT.

IN WITNESS WHEREOF, said corporation has caused this Certificate of Amendment to be signed this 2nd day of May, 2011.

/s/ Andrew Schiesl
Andrew Schiesl
Secretary

CERTIFICATE OF INCORPORATION

OF

MAXWELL PUBLISHING COMPANY

1.              The name of the corporation is:

MAXWELL PUBLISHING COMPANY

2.              The address of its registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle.  The name of its registered agent at such address is The Corporation Trust Company.

3.              The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

4.              The total number of shares of stock which the corporation shall have authority to issue is Three Thousand (3,000) all of such shares shall be without par value.

5.              The board of directors is authorized to make, alter or repeal the by-laws of the corporation.  Election of directors need not be by written ballot.

6.              The name and mailing address of the incorporator is:

J. L. Austin
Corporation Trust Center
1209 Orange Street
Wilmington, Delaware 19801

I, THE UNDERSIGNED, being the incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of Delaware, do make this certificate, hereby declaring and certifying that this is my act and deed and the facts herein stated are true, and accordingly have hereunto set my hand this 2nd day of December, 1987.

J. L. Austin
J. L. Austin

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

MAXWELL PUBLISHING COMPANY

Maxwell Publishing Company (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:

FIRST:                                That the Board of Directors of the Corporation, by the unanimous written consent of its members, filed with the minutes of the Board, adopted and authorized the following amendment to the Certificate of Incorporation of the Corporation:

The Certificate of Incorporation of the Corporation shall be amended by changing Article 1 thereof so that, as amended, said Article shall be and read as follows:

“1.                                The name of the corporation is Maxwell Communication Corporation Minnesota.”

SECOND:       That the Corporation has not received any payment of any of its stock.

THIRD:       That the aforesaid amendment was duly adopted in accordance with the applicable provisions of section 241 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the corporation has caused this certificate to be signed by Robert H. Smith, its President, and attested by Timothy M. Davis, its Assistant Secretary, this 7th day of December, 1988.

ATTEST:	MAXWELL PUBLISHING COMPANY

/s/ Timothy M. Davis	By:	/s/ Robert H. Smith
Timothy M. Davis	Robert H. Smith
Assistant Secretary	President

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

Maxwell Communication Corporation Minnesota, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

FIRST:  That the Board of Directors of Maxwell Communication Corporation Minnesota, by the unanimous written consent of its members, filed with the minutes of the Board, duly adopted resolutions setting forth a proposed amendment to the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and directing that the amendment be presented to the sole stockholder of said corporation for consideration thereof.  The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Certificate of Incorporation of this Corporation be amended to change the name of this Corporation by changing the first Article thereof so that, as amended, said Article shall be and read as follows:

“The name of the corporation is Quebecer Printing Minnesota Inc.”

SECOND:    That thereafter, pursuant to resolution of its Board of Directors, the above-described amendment was presented to and reviewed by the sole stockholder of this Corporation and such sole stockholder, by written consent, voted in favor of the amendment.

THIRD:    That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said Maxwell Communication Corporation Minnesota has caused this certificate to be signed by Charles C. Cavell, its President, and attested by Claudine Tremblay, its Secretary, this 15th day of August, 1990.

Maxwell Communication
Corporation Minnesota

		By:	/s/ Charles C. Cavell
President

ATTEST:

By:	/s/ Claudine Tremblay
Secretary

2

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

Quebecor Printing Minnesota Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

FIRST:   That the Board of Directors of Quebecor Printing Minnesota Inc., by the unanimous written consent of its members, filed with the minutes of the Board, duly adopted resolutions setting forth a proposed amendment to the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and directing that the amendment be presented to the sole stockholder of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Certificate of Incorporation of this Corporation be amended to change the name of this Corporation by changing the first Article thereof so that, as amended, said Article shall be and read as follows:

“The name of the corporation is Quebecor Printing Sales Inc.”

SECOND:  That thereafter, pursuant to resolution of its Board of Directors, the above-described amendment was presented to and reviewed by the sole stockholder of this Corporation and such sole stockholder, by written consent, voted in favor of the amendment.

THIRD:    That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said Quebecor Printing Minnesota Inc. has caused this certificate to be signed by Charles G. Cavell, its Vice-Chairman, and attested by Guy J. Paquette, its Secretary, as of this first (1st)  day of February, 1991.

Quebecor Printing Minnesota INC.

		per:	/s/ Charles G. Cavell
Charles G. Cavell, Vice-Chairman

ATTEST:

by:	/s/ Guy J. Paquette
Guy J. Paquette
Secretary

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

Quebecor Printing Sales Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

FIRST: That the Board of Directors of Quebecor Printing Sales Inc., by the unanimous written consent of its members, filed with the minutes of the Board, duly adopted resolutions setting forth a proposed amendment to the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and directing that the amendment be presented to the sole stockholder of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Certificate of Incorporation of the Corporation be amended to change the name of the Corporation by changing the first Article thereof so that, as amended, said Article shall be and read as follows:

“The name of the corporation is Quebecor Printing (USA) Corp.”

SECOND:  That thereafter, pursuant to resolution of its Board of Directors, the above-described amendment was presented to and reviewed by the sole stockholder of this Corporation and such sole stockholder, by written consent, voted in favor of the amendment.

THIRD:    That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said Quebecor Printing Sales has caused this certificate to be signed by Charles G. Cavell, its Vice-Chairman, and attested by Guy J. Paquette, its Secretary, as of this 28th day of June, 1991

Quebecor Printing SALES INC.

		per:	/s/ Charles G. Cavell
Charles G. Cavell, Vice-Chairman

ATTEST:

by:	/s/ Guy J. Paquette
Guy J. Paquette
Secretary

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

QUEBECOR PRINTING (USA) CORP.

Quebecor Printing (USA) Corp., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

DOES HEREBY CERTIFY:

FIRST:                           That the Board of Directors of said corporation, by the unanimous written consent of its members, filed with the minutes of the Board, adopted a resolution proposing and declaring advisable the following amendment to the Certificate of Incorporation of said corporation:

RESOLVED, that the Certificate of Incorporation of Quebecor Printing (USA) Corp. be amended by changing the First Article thereof so that, as amended, said Article shall be and read as follows:

The name of the corporation is hereby changed from Quebecor Printing (USA)  Corp. to Quebec or World Printing (USA)  Corp.

SECOND: That in lieu of a meeting and vote of stockholders, the stockholders have given unanimous written consent to said amendment in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware.

1

THIRD:                      That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Sections 242 and 228 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said Quebecor Printing (USA) Corp. has caused this certificate to be signed by Marie D. Hlavaty, its Vice President, this 28 day of July, 2000.

Quebecor Printing (USA) Corp.

By	/s/ Marie D. Hlavaty
Marie D. Hlavaty, Vice President

2

State of Delaware
Secretary of State
Division of Corporations
Delivered 07:22 PM 07/07/2009
FILED 07:16 PM 07/07/2009
SRV 090680286 - 2145064 FILE

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

QUEBECOR WORLD PRINTING (USA) CORP.

*****

Quebecor World Printing (USA) Corp., a corporation organized and existing under the laws of the State of Delaware,

DOES HEREBY CERTIFY THAT:

FIRST:                                Article First of the Certificate of Incorporation of Quebecor World Printing (USA) Corp. is hereby deleted and a new Article First is hereby substituted therefore as follows:

FIRST

The name of the corporation is Novink Printing (USA) Corp. (the “Corporation”).

SECOND:                 Paragraph 4 of the Certificate of Incorporation of Quebecor World Printing (USA) Corp is hereby amended to add the following sub-paragraphs:

a)             The corporation shall be prohibited from issuing nonvoting equity securities to the extent, and only to the extent, required by Section 1123(a)(6) of the United States Bankruptcy Reform Act of 1978, as codified in Title 11 of the United States Code, 11 U.S.C. Section 101-1532, as in effect on the date hereof.

b)             Reverse Stock Split. At the time this amendment becomes effective (the “Effective Date”), each share of Common Stock issued and outstanding immediately prior to the Effective Date (referred to in this sub-paragraph b) as the “Old Common Stock”) automatically and without any action on the part of the holder thereof will be reclassified and changed into onehundredth of a share of Common Stock, no par value per share (referred to in this sub-paragraph b) as the “New Common Stock”), subject to the treatment of fractional share interests as described below. Each holder of a certificate or certificates that immediately prior to the Effective Date represented outstanding shares of Old Common Stock (the “Old

Certificates”) will be entitled to receive, upon surrender of such Old Certificates to the corporation for cancellation, a certificate or certificates (the “New Certificate”, whether one or more) representing the number of whole shares (rounded down to the nearest whole share) of the New Common Stock into which and for which the shares of the Old Common Stock formerly represented by such Old Certificates so surrendered are reclassified under the terms hereof. No certificates representing fractional share interests in New Common Stock will be issued, and no such fractional share interest will entitle the holder thereof to vote, or to any rights of a stockholder of the corporation. From and after the Effective Date the amount of capital represented by the shares of the New Common Stock into which and for which the shares of the Old Common Stock are reclassified under the terms hereof shall be 1 share no par value.

THIRD: The Board of Directors of Quebecor World Printing (USA) Corp., by unanimous written consent of its members, filed with the minutes of the Board, duly adopted resolutions setting forth the foregoing amendment to the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the sole stockholder of said corporation for consideration thereof.

FOURTH: Thereafter, pursuant to resolution of its Board of Directors, the amendment was submitted to and approved by written consent of the sole stockholder of said corporation.

FIFTH: Said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said Quebecor World Printing (USA) Corp. has caused this certificate of amendment to be signed by its duly authorized officers as of this [7] day of July, 2009.

QUEBECOR WORLD PRINTING (USA) CORP.

By:	/s/ Marie-E. Chlumecky
Name: Marie-E. Chlumecky
Title: Corporate Secretary

State of Delaware
Secretary of State
Division of Corporations
Delivered 06:50 PM 07/22/2009
FILED 06:26 PM 07/22/2009
SRV 090720399 - 2145064 FILE

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

NOVINK PRINTING (USA) CORP.

*****

Novink Printing (USA) Corp., a corporation organized and existing under the laws of the State of Delaware,

DOES HEREBY CERTIFY THAT:

FIRST:                                Article First of the Certificate of Incorporation of Novink Printing (USA) Corp. is hereby deleted and a new Article First is hereby substituted therefore as follows:

FIRST

The name of the corporation is World Color Printing (USA) Corp. (the “Corporation”).

SECOND:                 The Board of Directors of Novink Printing (USA) Corp., by unanimous written consent of its members, filed with the minutes of the Board, duly adopted resolutions setting forth the foregoing amendment to the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the sole stockholder of said corporation for consideration thereof.

THIRD:                           Thereafter, pursuant to resolution of its Board of Directors, the amendment was submitted to and approved by written consent of the sole stockholder of said corporation.

FOURTH: Said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

*******

IN WITNESS WHEREOF, said Novink Printing (USA) Corp. has caused this certificate of amendment to be signed by its duly authorized officer as of this 22 day of July, 2009.

NOVINK PRINTING (USA) CORP.

By:	/s/ Marie-E. Chlumecky
Name: Marie-E. Chlumecky
Title: Corporate Secretary